Financial Instruments	12 Months Ended
Dec. 31, 2016
Investments, All Other Investments [Abstract]
Financial Instruments
22.	FINANCIAL INSTRUMENTS

[a]	Foreign exchange contracts

At December 31, 2016, the Company had outstanding foreign exchange forward contracts representing commitments to buy and sell various foreign currencies. Significant commitments are as follows:

	For Canadian dollars				For U.S. dollars
Buy (Sell)	U.S. dollar amount	Weighted average rate	Euro amount	Weighted average rate	Peso amount	Weighted average rate
2017	122	1.32036	23	1.45496	3,500	0.05995
2017	(885)	0.79352	(15)	0.68983	—	—
2018	1	1.30509	1	1.44050	1,819	0.05194
2018	(597)	0.78550	(2)	0.68689	—	—
2019	—	—	—	—	564	0.04335
2019	(338)	0.78407	—	—	—	—
2020	(126)	0.76519	—	—	—	—
2021	(8)	0.76001	—	—	—	—

	(1,831)		7		5,883

	For euros
Buy (Sell)	U.S. dollar amount	Weighted average rate	GBP amount	Weighted average rate	Czech koruna amount	Weighted average rate
2017	115	0.90038	5	1.18435	4,084	0.03722
2017	(112)	1.19637	(28)	0.84126	—	—
2018	43	0.87976	1	1.17412	2,389	0.03766
2018	(53)	1.16833	(17)	0.80446	—	—
2019	24	0.86787	—	—	1,167	0.03777
2019	(24)	1.15362	(9)	0.80790	—	—
2020	5	0.86156	—	—	165	0.03802
2020	(2)	1.17400	(5)	0.87553	—	—

	(4)		(53)		7,805

Based on forward foreign exchange rates as at December 31, 2016 for contracts with similar remaining terms to maturity, the gains and losses relating to the Company’s foreign exchange forward contracts recognized in other comprehensive income are approximately $18 million and $195 million, respectively [note 21].

The Company does not enter into foreign exchange forward contracts for speculative purposes.

[b]	Financial assets and liabilities

The Company’s financial assets and liabilities consist of the following:

	2016	2015

Trading
Cash and cash equivalents	$974	$2,863
Investment in ABCP	60	73
Equity investments	—	4

	$1,034	$2,940

Held-to-maturity investments
Severance investments	$3	$3

Loans and receivables
Accounts receivable	$6,165	$5,439
Long-term receivables included in other assets [note 14]	229	87

	$6,394	$5,526

Other financial liabilities
Bank indebtedness	$8	$25
Commercial paper	615	—
Long-term debt (including portion due within one year)	2,533	2,538
Accounts payable	5,430	4,746

	$8,586	$7,309

Derivatives designated as effective hedges, measured at fair value
Foreign currency contracts
Prepaid expenses and other	$12	$27
Other assets	6	4
Other accrued liabilities	(134)	(191)
Other long-term liabilities	(61)	(152)

	$(177)	$(312)

[c]	Derivatives designated as effective hedges, measured at fair value

The Company presents derivatives that are designated as effective hedges at gross fair values in the consolidated balance sheets. However, master netting and other similar arrangements allow net settlements under certain conditions. The following table shows the Company’s derivative foreign currency contracts at gross fair value as reflected in the consolidated balance sheets and the unrecognized impacts of master netting arrangements:

	Gross amounts presented in consolidated balance sheets	Gross amounts not offset in consolidated balance sheets	Net amounts

December 31, 2016
Assets	$18	$17	$1
Liabilities	$(195)	$(17)	$(178)

December 31, 2015
Assets	$31	$30	$1
Liabilities	$(343)	$(30)	$(313)

[d]	Fair value

The Company determined the estimated fair values of its financial instruments based on valuation methodologies it believes are appropriate; however, considerable judgment is required to develop these estimates. Accordingly, these estimated fair values are not necessarily indicative of the amounts the Company could realize in a current market exchange. The estimated fair value amounts can be materially affected by the use of different assumptions or methodologies. The methods and assumptions used to estimate the fair value of financial instruments are described below:

Cash and cash equivalents, accounts receivable, bank indebtedness and accounts payable.

Due to the short period to maturity of the instruments, the carrying values as presented in the consolidated balance sheets are reasonable estimates of fair values.

Investments

At December 31, 2016, the Company held Canadian third party ABCP with a face value of Cdn$81 million [2015 – Cdn$107 million]. The investment had a carrying value of Cdn$81 million [December 31, 2015 - Cdn $101 million]. At December 31, 2016, the fair value of the ABCP was Cdn$81 million based on its maturity value in January 2017.

Commercial Paper

Due to the short period to maturity of the commercial paper, the carrying value as presented in the consolidated balance sheet is a reasonable estimate of its fair value.

Term debt

The Company’s term debt includes $139 million due within one year. Due to the short period to maturity of this debt, the carrying value as presented in the consolidated balance sheet is a reasonable estimate of its fair value.

Senior Notes

The fair value of our Senior Notes are classified as Level 1 when we use quoted prices in active markets and Level 2 when the quoted prices are from less active markets or when other observable inputs are used to determine fair value. At December 31, 2016, the net book value of the Company’s Senior Notes was $2.30 billion and the estimated fair value was $2.36 billion, determined primarily using active market prices.

[e]	Credit risk

The Company’s financial assets that are exposed to credit risk consist primarily of cash and cash equivalents, accounts receivable, held-to-maturity investments and foreign exchange and commodity forward contracts with positive fair values.

Cash and cash equivalents, which consist of short-term investments, are only invested in governments, bank term deposits and bank commercial paper with an investment grade credit rating. Credit risk is further reduced by limiting the amount which is invested in certain governments or any major financial institution.

The Company is also exposed to credit risk from the potential default by any of its counterparties on its foreign exchange forward contracts. The Company mitigates this credit risk by dealing with counterparties who are major financial institutions that the Company anticipates will satisfy their obligations under the contracts.

In the normal course of business, the Company is exposed to credit risk from its customers, substantially all of which are in the automotive industry and are subject to credit risks associated with the automotive industry. For the year ended December 31, 2016, sales to the Company’s six largest customers represented 82% [2015 - 83%] of the Company’s total sales; and substantially all of its sales are to customers in which the Company has ongoing contractual relationships.

[f]	Currency risk

The Company is exposed to fluctuations in foreign exchange rates when manufacturing facilities have committed to the delivery of products for which the selling price has been quoted in currencies other than the facilities’ functional currency, and when materials and equipment are purchased in currencies other than the facilities’ functional currency. In an effort to manage this net foreign exchange exposure, the Company employs hedging programs, primarily through the use of foreign exchange forward contracts [note 22[a]].

[g]	Interest rate risk

The Company is not exposed to significant interest rate risk due to the short-term maturity of its monetary current assets and current liabilities. In particular, the amount of interest income earned on cash and cash equivalents is impacted more by investment decisions made and the demands to have available cash on hand, than by movements in interest rates over a given period.

In addition, the Company is not exposed to interest rate risk on its term debt and Senior Notes as the interest rates on these instruments are fixed.